UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 9, 2008

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                    1-10026                    14-0462060
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(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

     1373 Broadway, Albany, New York                               12204
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

                                EXPLANATORY NOTE

The Company is filing this amendment to Form 8-K filed with the Securities and Exchange Commission on May 13, 2008, for the purpose of including explanatory information to the filed exhibit 3(b) By Laws of registrant. This information was previously omitted from the 8-K filing and is included below.

Item 5.03 Amendments to Articles of Incorporation or ByLaws; Change in Fiscal
          Year

On May 9, 2008, the Board of Directors of Albany International Corp. ("the Registrant") amended the Registrant's By Laws. The amendments (1) deleted language in Article II, Section 1 setting a limit of age 72 for directors to be elected, (2) added language in Articles I and II to provide for the position of Vice-Chairman, and (3) set the number of directors at eight.

A copy of the amended By Laws was previously filed as Exhibit 3(b).

Item 9.01  Financial Statements and Exhibits

(d) Exhibits. The following exhibits were previously furnished:

3(b) By Laws of registrant.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALBANY INTERNATIONAL CORP.

                                    By: /s/ Michael C. Nahl
                                        -----------------------------------
                                    Name:  Michael C. Nahl
                                    Title: Executive Vice President and
                                           Chief Financial Officer

Date: May 14, 2008